                                6,600,000 Shares

                      AmeriSource Distribution Corporation

                              Class A Common Stock

                             UNDERWRITING AGREEMENT


                                                                         , 1995


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SMITH BARNEY INC.
BT SECURITIES CORPORATION
  As representatives of the
    several U.S. underwriters
    named in Schedule I hereto
  c/o Donaldson, Lufkin & Jenrette
        Securities Corporation
      140 Broadway
      New York, New York  10005

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SMITH BARNEY INC.
BANKERS TRUST INTERNATIONAL PLC
  As representatives of the
    several international
    managers named in Schedule
    II hereto
  c/o Donaldson, Lufkin & Jenrette
        Securities Corporation
      Jupiter House
      Trinton Court
      14 Finsbury Square
      London EC2A 1BR, England


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Dear Sirs:

          AmeriSource Distribution Corporation, a Delaware corporation (the "Company") proposes to issue and sell to the several Underwriters (as defined below) an aggregate of 6,600,000 shares of its Class A Common Stock (par value $0.01 per share) ("Common Stock"). The 6,600,000 shares of Common Stock to be issued and sold by the Company are hereinafter called the Firm Shares.

          It is understood that, subject to the conditions hereinafter stated, __________ Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. Underwriters and International Managers of even date herewith), and _________ Firm Shares (the "International Shares") will be sold to the several International Managers named in Schedule II hereto (the "International Managers") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Donaldson, Lufkin & Jenrette Securities Corporation, Smith Barney Inc. and BT Securities Corporation shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Donaldson Lufkin & Jenrette Securities Corporation, Smith Barney Inc. and Bankers Trust International PLC shall act as representatives (the "International Representatives") of the several International Managers. The U.S. Underwriters and the International Managers are hereinafter collectively referred to as the Underwriters.

          The Company also proposes to issue and sell to the several U.S. Underwriters not more than an additional 990,000 shares of its Common Stock, (the "Additional Shares"), if requested by the U.S. Underwriters as provided in
Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the Shares.

          1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-2 including a
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prospectus relating to the Shares, which may be amended. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front and back cover pages. The registration statement as amended at the time when it becomes effective, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the Registration Statement; and the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter referred to as the Prospectus.

          2. Agreements to Sell and Purchase. The Company hereby agrees to issue and sell the U.S. Firm Shares to the several U.S. Underwriters, and each of the U.S. Underwriters, upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, agrees, severally and not jointly, to purchase from the Company at a price per share of $________ (the "Purchase Price"), the number of U.S. Firm Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the number of U.S. Firm Shares to be sold by the Company as the number of Firm Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of Firm Shares set forth opposite the names of all U.S. Underwriters in Schedule I hereto.

          The Company hereby agrees to issue and sell the International Shares to the International Managers named in Schedule II hereto, and each of the International Managers, upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, agrees, severally and not jointly, to purchase from the Company at the Purchase Price the respective number of Firm Shares set forth opposite the name of such International Manager in Schedule II hereto.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and

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conditions, the Company agrees to issue and sell to the U.S. Underwriters the
Additional Shares and the U.S. Underwriters shall have the right to purchase, severally and not jointly, up to 990,000 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The U.S. Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. The U.S. Representatives shall give any such notice on behalf of the U.S. Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of U.S. Firm Shares.

          The Company hereby agrees and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company and (ii) each stockholder listed on Annex I hereto, pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the Underwriters pursuant to this Agreement, for a period of 180 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue shares of its common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

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          3. Terms of Public Offering. The Company is advised by you that the
Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

          Each U.S. Underwriter hereby makes to and with the Company the representations and agreements of such U.S. Underwriter contained in the fifth paragraph of Section 3 of the Agreement Between U.S. Underwriters and International Managers of even date herewith. Each International Manager hereby makes to and with the Company the representations and agreements of such International Underwriter contained in the seventh, eighth, ninth and tenth paragraphs of Section 3 of such Agreement.

          4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the fifth business day (the "Closing Date") following the date of the initial public offering, at such place outside the State of New York as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Sellers.

          Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as the U.S. Representatives shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between the U.S. Representatives and the Company.

          Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the

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respective accounts of the several Underwriters, against payment of the Purchase
Price therefor by certified or official bank checks payable in New York Clearing House funds to the order of the applicable Sellers.

          5.   Agreements of the Company.  The Company agrees with you:

          (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

          (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information,
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) To furnish to you, without charge, four signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

          (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or

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                                      -7-


     supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

          (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

          (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

          (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

          (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

          (i) During the period of five years after the date of this Agreement,
     (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

          (k) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to

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     any of them prior to or during the period specified in paragraph (e), (ii)
     the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the typing, printing, reproduction and delivery of this Agreement, the Blue Sky Survey and all other agreements, memoranda, correspondence and other documents prepared, printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such typing, printing, reproduction and delivery),
     (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. ("NASD") in connection with the offering (including fees and disbursements of counsel for the Underwriters relating thereto not to exceed [$5,000]), (vi) the listing of the Shares on the New York Stock Exchange, (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold.

          (l) To use the proceeds from the sale of the Shares in the manner described in the Prospectus under the caption "Use of Proceeds."

          (m) To use its best efforts to maintain the listing of the Common Stock on the New York Stock Exchange for a period of five years after the effective date of the Registration Statement.

          (n) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

          6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

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          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification,

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     except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that rights to indemnity and contribution hereunder may be limited by applicable law or public policy related thereto.

          (f) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

          (g) All the outstanding shares of capital stock of the Company and of each subsidiary have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (h) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

          (i) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in violation of or in breach of or in default in (nor has any event occurred which with notice or lapse or time, or both, would be a breach or of a default in) the

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     performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

          (j) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property, which breach, default, violation or conflict might result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (k) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

          (l) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental

     Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

          (m) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business except where the failure to have any such permit would not result in any material adverse change in the business prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit except where the failure to have any such permit would not result in any material adverse change in the business prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

          (n) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (o) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

          (p) The Company and each of its subsidiaries maintains reasonably adequate insurance.

          (q) Ernst & Young LLP are independent public accountants with respect to the Company as required by the Act.

          (r) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (s) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (t) No holder of any security of the Company has any right to require inclusion of shares of Common Stock or any other security of the Company in the Registration Statement.

          (u) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          (v) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Registration Statement.

          (w) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

          (x) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

          (y) The Shares have been approved for listing on the New York Stock Exchange subject to official notice of issuance.

          7. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein.

          (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company, and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be Cahill Gordon & Reindel or such other firm which shall be designated in writing by

Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if any Company shall have assumed the defense thereof) such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

          8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) The Registration Statement shall have become effective not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the knowledge of the Company, contemplated by the Commission.

          (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus,
     (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by Kurt J. Hilzinger and John A. Kurcik, in their capacities as the Vice President, Finance and Treasurer and Vice President and Controller of the Company, respectively, confirming the matters set forth in paragraphs (a), (b), and
     (c) of this Section 8.

          (d) You shall have received on the Closing Date opinions (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of (i) Dechert Price & Rhoads, counsel for the Company, in the form attached hereto as Exhibit A, and (ii) Teresa Ciccotelli, General Counsel of the Company, in the form attached hereto as Exhibit B.

          (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of Cahill Gordon & Reindel, counsel for the Underwriters, to such effect with respect to legal matters relating to this Agreement and the sale of the Shares as you may require and such counsel shall have received such papers and information as they request to enable them to pass upon such matters. In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and your representatives at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto as of its date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus or the exhibits to the Registration Statement).

          (f) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Ernst & Young LLP on the date of this Agreement.

          (g) The Company shall have delivered to you the agreements specified in Section 2 hereof.

          (h) (i) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

The several obligations of the U.S. Underwriters to purchase any Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

          9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of the Company or any of its subsidiaries or the earnings, affairs, or business prospects of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting

Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter. In any such case which does not result in termination of this Agreement, you shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company: to AmeriSource Distribution Corporation, 300 Chester Field Parkway, Malvern, Pennsylvania 19355, ATTENTION: Teresa T. Ciccotelli, and (b) if to any Underwriter or to you, to you: c/o Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                              Very truly yours,

                              AMERISOURCE DISTRIBUTION
                                CORPORATION


                              By:
                                 -----------------------------------
                                 Title:


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SMITH BARNEY INC.
BT SECURITIES CORPORATION

Acting severally on behalf of
  themselves and the several
  U.S. Underwriters named in
  Schedule I hereto

By:  DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION


     By:
        ---------------------------

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SMITH BARNEY INC.
BANKERS TRUST INTERNATIONAL PLC

Acting severally on behalf of
  themselves and the several
  International Managers
  named in Schedule II hereto

By:  DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION


     By:
        ---------------------------

                                   SCHEDULE I

                                                        Number of Firm Shares
U.S. Underwriters                                          to be Purchased
- -----------------                                       ---------------------
Donaldson, Lufkin & Jenrette
  Securities Corporation
Smith Barney Inc.
BT Securities Corporation




                                                         ---------------------
                                                          Total

                                  SCHEDULE II

                                                        Number of Firm Shares
International Underwriters                                 to be Purchased
- --------------------------                              ---------------------
Donaldson, Lufkin & Jenrette
  Securities Corporation
Smith Barney Inc.
Bankers Trust International PLC




                                                         ---------------------
                                                          Total

                                    ANNEX I






                         Required Stockholder Lock-ups

                                                         Exhibit A to
                                                         Underwriting Agreement



                    [LETTERHEAD OF DECHERT PRICE & RHOADES]


                                                     [Date]



Donaldson, Lufkin & Jenrette
  Securities Corporation
Smith Barney Inc.
BT Securities Corporation
c/o Donaldson, Lufkin & Jenrette
  Securities Corporation
140 Broadway
New York, NY  10005

           Re:  AmeriSource Distribution Corporation

Ladies and Gentlemen:

          We have acted as counsel to AmeriSource Distribution Corporation, a Delaware corporation (the "Company"), in connection with the Underwriting Agreement ("Underwriting Agreement") dated as of , 1995, among the Company and Donaldson, Lufkin & Jenrette Securities Corporation, Smith Barney Inc., BT Securities Corporation (collectively, the "U.S. Underwriters") and Donaldson Lufkin & Jenrette Securities Corporation, Smith Barney Inc. and Bankers Trust International PLC (the "International Representatives" and, together with the U.S. Underwriters, the "Underwriters"), pursuant to which the Company will issue and sell to the Underwriters an aggregate of 6,600,000 shares of its Class A Common Stock (par value $0.01 per share) (the "Common Stock"). A registration statement on form S-2 (File No. 33-_____) relating to the Common Stock was filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and, as thereafter amended, became effective on , 1995 (such registration statement, as amended at the time it became effective, is herein referred to as the "Registration
Statement" and the prospectus, dated          , 1995, in the form filed with
the Commission pursuant to Rule 424(b)(1) of the General Rules and Regulations under the Act, is herein referred to as the "Prospectus"). This opinion is delivered to you pursuant to Section 8(d)(i) of the Underwriting Agreement. Capitalized terms used in this opinion letter and not otherwise defined herein have the meanings specified in the Underwriting Agreement.

Donaldson, Lufkin & Jenrette
  Securities Corporation
[Date]

          We have examined originals or copies of corporate documents and records of the Company, certificates of public officials and of officers of the Company, and such other agreements, instruments, and other documents as we have deemed necessary or appropriate for purposes of the opinions expressed below. We have examined the actions taken by the Company in connection with the authorization, execution and delivery of the Underwriting Agreement; and made such inquiry of officers and directors of the Company as we have deemed necessary and appropriate.

          In making such examination and rendering the opinions set forth below, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such documents. As to questions of fact material to our opinions, we have relied upon representations of the Company in the Underwriting Agreement and on certificates of its respective officers and of public officials.

          In rendering the opinions set forth below, we have also assumed that
(a) each of the parties to the Underwriting Agreement other than the Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power and corporate authority and has taken the corporate action necessary to deliver the Underwriting Agreement and to consummate the transactions contemplated thereby; and (b) the Underwriting Agreement constitutes legal, valid and binding obligations of each such other party thereto, enforceable against such other party in accordance with their respective terms.

          Based upon the foregoing and subject to the assumptions and qualifications set forth above and hereinafter, we are of the opinion that:

          1. Each of the Company and AmeriSource Corporation ("AmeriSource") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to own or lease its respective properties and assets and to conduct its respective businesses as described in the Registration Statement and the Prospectus;

Donaldson, Lufkin & Jenrette
  Securities Corporation
[Date]

          2. The Company has the authorized capital stock as set forth under the caption "Capitalization" in the Registration Statement, all of the shares of outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and, to the best of our knowledge, were not issued in violation of any preemptive rights or other rights to subscribe for or purchase securities; and, all of the outstanding shares of capital stock of AmeriSource have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement and the Prospectus) are owned of record by the Company subject to no security interest, encumbrance or adverse claim or restriction on voting or transfer (except as may exist under the Act and state securities or Blue Sky laws);

          3. The Company meets the requirement for the use of Form S-2 under the Act; based solely upon telephonic confirmation from the Commission, the Registration Statement has become effective under the Act; the Prospectus has been filed with the Commission as required by the Underwriting Agreement; and to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

          4. The Registration Statement, all Preliminary Prospectuses (as of their respective issue dates), the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the respective rules and regulations of the Commission thereunder;

          5. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

          6. The Shares to be issued and sold by the Company hereunder have been duly and validly authorized by the Company. The Common Stock, when issued by the Company and duly delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will have been validly issued and will be fully paid and non-assessable and the issuance of such Shares is not subject to any preemptive or similar rights;

Donaldson, Lufkin & Jenrette
  Securities Corporation
[Date]

          7. The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters (in all material respects) to the description thereof contained in the Prospectus;

          8. Neither the Company nor AmeriSource, is in violation of its respective charter or bylaws and, to the best of our knowledge after due inquiry, neither the Company nor AmeriSource, is in violation of or in breach of or in default under (nor has any event occurred which with notice or lapse of time, or both, would constitute a breach of or a default under) any of the provisions of any agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement pursuant to Item 601(b)(4) or 601(b)(10) of Regulation S-K, which violation, breach or default could have a material adverse effect on the business, prospects financial condition or results of operations of the Company and any of its subsidiaries, taken as a whole;

          9. The execution, delivery and performance of this Agreement by the Company and compliance by the Company with all of the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any of its subsidiaries or their respective properties;

          10. The statements in the Registration Statement and the Prospectus under the caption "Certain United States Federal Tax Considerations For Non-U.S. Holders of Common Stock" insofar as they constitute statements of law or legal conclusions are accurate in all material respects;

          11. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

Donaldson, Lufkin & Jenrette
  Securities Corporation
[Date]

          12. To the best of such counsel's knowledge, after due inquiry, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company;

          13. The Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission; and

          14. The statements under the captions "The Refinancing", "Stock Options", "Description of Indebtedness and Securitization Program", "Shares Eligible for Future Sale", "Certain United States Federal Tax Considerations for Non-U.S. Holders of Common Stock", "Description of Capital Stock" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

          We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth in (7), (10) and (14) above) and have not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts have come to our attention that lead us to believe that either the Registration Statement at the time such Registration Statement became effective and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that we express no opinion with respect to the financial statements, schedules and

Donaldson, Lufkin & Jenrette
  Securities Corporation
[Date]
other financial data included in the Registration Statement or the Prospectus.

          The opinions expressed herein are limited to the laws of the United States of America, the State of New York and the General Corporation Law of the State of Delaware, and we express no opinion concerning the laws of any other jurisdiction.

          Our opinions expressed herein are solely for the benefit of Underwriters and, without our express written consent, neither our opinion nor this opinion letter may be assigned, quoted, circulated or be furnished to or relied upon by any other person.

                                                 Very truly yours,

                                                         Exhibit B of the
                                                         Underwriting Agreement



               LETTERHEAD OF AMERISOURCE DISTRIBUTION CORPORATION



                                                                         [Date]


Donaldson, Lufkin & Jenrette
  Securities Corporation
Smith Barney Inc.
BT Securities Corporation
c/o Donaldson, Lufkin & Jenrette
  Securities Corporation
140 Broadway
New York, NY  10005

          Re: AmeriSource Distribution Corporation

Ladies and Gentlemen:

          This opinion is being furnished to you pursuant to paragraph 8(d)(ii)
of the Underwriting Agreement dated as of           , 1995 (the "Underwriting
Agreement") between AmeriSource Distribution Corporation, a Delaware corporation (the "Company"), and Donaldson, Lufkin & Jenrette Securities Corporation, Smith Barney Inc. and BT Securities Corporation (the "Underwriters") and Donaldson Lufkin & Jenrette Securities Corporation, Smith Barney Inc. and Bankers Trust International PLC (the "International Representatives" and, together with the U.S. Underwriters, the "Underwriters"). The Underwriting Agreement relates to the issuance and sale to the Underwriters by the Company of an aggregate of 6,600,000 shares of its Class A Common Stock (par value $0.01 per share) (the "Common Stock"). A registration statement on
Form S-2 (File No. 33-       ) relating to the Common Stock was filed by the
Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and, as thereafter amended,
became effective on           , 1995 (such registration statement, as amended,
at the time it became effective, is herein called the "Registration Statement"
and the prospectus, dated           , 1995, in the form filed with the
Commission pursuant to Rule 424(b)(1) of the General Rules and Regulations under the Act, is herein called the "Prospectus").

          As Vice President, Legal Counsel of the Company and AmeriSource Corporation ("AmeriSource"), I have examined all such corporate records, agreements, instruments and documents of the Company and AmeriSource, and have made such other investigations as I have deemed necessary or appropriate for purposes of the opinions expressed below and made such inquiry of officers and directors of the Company as I have deemed necessary and appropriate.

          In making such examination and rendering the opinions set forth below, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or photostatic copies and the authenticity of the originals of such documents. As to questions of fact material to my opinions, I have relied upon representations of the Company in the Underwriting Agreement and on certificates of the Company's respective officers and of public officials.

          Based upon the foregoing and subject to the assumptions and qualifications set forth above and hereinafter, I am of the opinion that:

          1. Each of the Company and AmeriSource is duly qualified to transact business as foreign corporations in all U.S. jurisdictions in which the conduct of their respective business or the ownership or leasing of property or assets requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

          2. To the best of my knowledge, all of the shares of outstanding capital stock of the Company were not issued in violation of any preemptive rights or other rights to subscribe for or purchase securities;

          3. There are no subsidiaries of the Company other than AmeriSource;

          4. To the best of my knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into, or exchange any securities for, shares or capital stock of or ownership interests in AmeriSource are outstanding;

          5. All of the outstanding shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement and the Prospectus) are owned of record by the Company subject to no security interest, encumbrance or adverse claim or restriction on voting or transfer (except as may exist under the Act and state securities or Blue Sky laws); and, to the best of my knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into, or exchange any securities for, shares or capital stock of or ownership interests in the Company's subsidiaries are outstanding;

          6. To the best of my knowledge, except as set forth in the Registration Statement and the Prospectus, no options, warrants or other rights to purchase from the Company, agreements or other obligations of the Company to issue or other rights to cause the Company to convert any obligations into, or exchange any securities for, shares of capital stock or ownership interests in the Company are outstanding;

          7. To the best of my knowledge, neither the Company nor AmeriSource is in violation of or in breach of or in default under (nor has any event occurred which with notice or lapse of time, or both, would constitute a breach of or a default under) any of the provisions of any agreement or instrument known to me, to which the AmeriSource is a party or by which any of them is, or any of their respective properties or assets may be bound or affected, which violation, breach or default could have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

          8. The execution and delivery of the Underwriting Agreement, the issuance and sale of the shares of Common Stock by the Company as contemplated by the Underwriting Agreement and the fulfillment of the terms thereof by the Company and the consummation of the transactions described in the Prospectus under the caption "Use of Proceeds" will not, to the best of my knowledge, violate or constitute a breach of or default under or otherwise give any other party the right to terminate, the terms and provisions of any agreement or instrument to which the Company or AmeriSource is a party or by which either of them is, or any of their respective properties or assets may be bound or affected, which violation, breach or default could have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

          9. Except as disclosed in the Prospectus, to the best of my knowledge, after reasonable inquiry, there is no proceeding pending or, to the best of my knowledge, threatened, to which the Company or AmeriSource is or may be a party or of which the business or property of the Company or AmeriSource is or may be the subject which could reasonably be expected to result in any Material Adverse Effect; or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the shares of Common Stock to the Underwriters or the consummation of the transactions described in the Prospectus under the "Use of Proceeds" caption;

          10. No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body or, to the best of my knowledge, third party, is necessary in connection with the execution and delivery of the Underwriting Agreement and the consummation of the transactions contemplated therein or as contemplated by the Prospectus (other than as have been obtained and made under the Act and as may be required by the NASD or as required by state securities or Blue Sky laws, as to which I express no opinion);

          11. To the best of my knowledge, there are no proceedings required to be described in the Prospectus that are not described, or any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that were not described and filed as required; and

          12. To the best of my knowledge, the Company and AmeriSource hold all material permits, licenses, franchises and authorizations of governmental and regulatory authorities ("permits") which are necessary to own, lease or operate their respective properties and assets and to the conduct of their respective business.

          13. To the best of my knowledge, after due inquiry, neither the Company nor any of its subsidiaries has violated any Environmental Laws, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole; and

          14. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          No facts have come to my attention that lead me to believe that the Registration Statement at the time such Registration Statement became effective under the Act and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that I express no belief with respect to the financial statements, schedules and other financial or statistical data included in the Registration Statement or the Prospectus.

          The opinions expressed herein are limited to the laws and regulations of the United States of America, the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware, and I express no opinion concerning the laws of any other jurisdiction.

          The opinions expressed herein are solely for the benefit of Underwriters and, without my express written consent, neither my opinion nor this opinion letter may be assigned, quoted, circulated or be furnished to or relied upon by any other person.


                              Very truly yours,

                              AMERISOURCE DISTRIBUTION CORPORATION


                              Teresa T. Ciccotelli
                              Vice President, Legal Counsel
                              and Secretary